MML SERIES INVESTMENT FUND II
MML Blend Fund
MML Dynamic Bond Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
Supplement dated December 27, 2019 to the
Prospectus dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective immediately, the following information replaces similar information found on pages 103-104 in the section titled Taxation and Distributions:
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming the Funds so qualify, the Funds will not be subject to Federal income taxes on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to its shareholders. Distributions, if any, are declared and paid annually, with the exception of the MML U.S. Government Money Market Fund, by each Fund.
The net income of MML U.S. Government Money Market Fund, as defined below, is determined as of the normal close of trading on the NYSE on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month.
For this purpose the net income of MML U.S. Government Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MML Advisers, are accrued each day.
If MML U.S. Government Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML U.S. Government Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses, losses, or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.
Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1∕2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the policies or contracts would be taxable currently to the holders of such policies or contracts.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.
Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-19-05